EXHIBIT 10.29

EIGHTH AMENDMENT TO CREDIT AGREEMENT

This EIGHTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 6, 2023 (the “Eighth Amendment Effective Date”), is entered into by and among HERITAGE INSURANCE HOLDINGS, INC., a Delaware corporation (the “Borrower”), the Guarantors (here and hereafter as defined in the Credit Agreement (here and hereafter as defined below)), the Lenders (here and hereafter as defined in the Credit Agreement), and Regions Bank (“Regions”), in its capacities as Administrative Agent and Collateral Agent.

R E C I T A L S

WHEREAS, the Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, and Regions, as Administrative Agent and Collateral Agent, are parties to that certain Credit Agreement, dated as of December 14, 2018 (as amended by that certain First Amendment to Credit Agreement, dated as of May 17, 2019, as further amended by that certain Second Amendment to Credit Agreement, dated as of April 27, 2020, as further amended by that certain Third Amendment to Credit Agreement, dated as of June 1, 2020, as further amended by that certain Fourth Amendment to Credit Agreement, dated as of March 24, 2021, as further amended and extended by that certain Fifth Amendment to Credit Agreement, dated as of July 28, 2021, as further modified by that certain Consent and Release Agreement, dated as of December 1, 2021, as further amended by that certain Sixth Amendment to Credit Agreement, dated as of May 4, 2022, as further amended by that certain Seventh Amendment to Credit Agreement, dated as of November 7, 2022, and as further amended, restated, amended and restated, supplemented, increased, extended, refinanced, renewed, replaced, and/or otherwise modified in writing from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties, the Administrative Agent and the Collateral Agent desire to correct the technical omission in the Credit Agreement identified in Section 2 below;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, each of the parties hereto hereby agrees as follows:

A G R E E M E N T

1.
Introductory Paragraph and Recitals; Definitions. The above introductory paragraph and recitals (including any terms defined therein) of this Amendment are incorporated herein by reference as if fully set forth in the body of this Amendment. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided for such terms in the Credit Agreement (as amended by this Amendment or as in effect immediately prior to the effectiveness of this Amendment, as the context may require).

2.
Technical Amendment to Credit Agreement. In accordance with Section 11.4 (Amendments and Waivers) of the Credit Agreement, Section 1.1 (Definitions) of the Credit Agreement is hereby amended, by act of the Borrower, the Administrative Agent and the Collateral Agent in reliance on Section 11.4(c)(C) of the Credit Agreement, to insert the following definition in the appropriate alphabetical order:

“Floor” shall mean a rate of interest equal to zero percent (0.00%) per annum (subject to the proviso to the last sentence of Section 3.1(g)(v)).

3.
Effectiveness; Conditions Precedent. This Amendment shall become effective on, and as of, the Eighth Amendment Effective Date upon the receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and the Collateral Agent.

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4.
Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Collateral Agent as follows:

(a)
the Borrower has taken all necessary action(s) to authorize the execution, delivery and performance of this Amendment;

(b)
this Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar Laws affecting creditors’ rights generally, and/or (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity); and

(c)
all consents, approvals, authorizations, registrations and/or filings required to be made or obtained by the Borrower, if any, in connection with this Amendment have been obtained and are in full force and effect, and all applicable waiting periods with respect thereto (if any) have expired.

5.
Reaffirmation. The Borrower: (a)(i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Agreement and each of the other Credit Documents, each of which remains in full force and effect (as amended by this Amendment, to the extent amended), and (iii) agrees that this Amendment, and all documents, agreements, certificates and instruments executed in connection with this Amendment, do not operate to reduce or discharge the Borrower’s obligations under the Credit Documents; and (b) (i) affirms that each of the Liens granted in, or pursuant to, the Credit Documents is valid and subsisting, and (ii) agrees that this Amendment, and all documents, agreements, certificates and instruments executed in connection with this Amendment, do not, in any manner, impair, or otherwise adversely affect, any of the Liens granted in, or pursuant to, any of the Credit Documents.

6.
Miscellaneous.

(a)
Credit Document. This Amendment shall be deemed to be, and is, a Credit Document, and all references to a “Credit Document” in the Credit Agreement and the other Credit Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Credit Documents) shall be deemed to include this Amendment. All references to “this Agreement” in the Credit Agreement (including, without limitation, all such references in the representations and warranties in the Credit Agreement), and all references to the “Credit Agreement” in the other Credit Documents (including, without limitation, all such references in the representations and warranties in such other Credit Documents), in each case of the foregoing, shall be deemed to refer to the Credit Agreement as amended by this Amendment.

(b)
No Other Changes. Except as expressly modified hereby, all of the terms and provisions of the Credit Documents shall remain unchanged and in full force and effect.

(c)
Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (including in “.pdf” form) shall be effective as delivery of a manually executed counterpart of this Amendment.

(d)
Fees and Expenses. The Borrower agrees to pay all reasonable out-of-pocket fees and expenses of the Administrative Agent and the Collateral Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC, as counsel to the Administrative Agent and the Collateral Agent.

(e)
Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON,

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ARISING OUT OF, OR RELATING TO THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be duly executed and delivered by its below respective duly authorized officer as of the Eighth Amendment Effective Date, intending to create an instrument under seal.

BORROWER: HERITAGE INSURANCE HOLDINGS, INC.,

By: /s/ KIRK LUSK (Seal)

Name: Kirk Lusk

Title: Chief Financial Officer

[Signature Pages Continue]

Signature Page to Eighth Amendment to Credit Agreement (Heritage Insurance Holdings, Inc.)

ADMINISTRATIVE AGENT

AND COLLATERAL AGENT: REGIONS BANK,

as Administrative Agent and Collateral Agent

By: /s/ CRAIG CUTRO (Seal)

Name: Craig Cutro

Title: Director

[Signature Pages End]

Signature Page to Eighth Amendment to Credit Agreement (Heritage Insurance Holdings, Inc.)